united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/15

Item 1. Reports to Stockholders.

Good Harbor Tactical Core US Fund
Class A Shares: GHUAX	Class C Shares: GHUCX	Class I Shares: GHUIX

Good Harbor Tactical Core Developed Markets Fund
Class A Shares: GHDAX	Class C Shares: GHDCX	Class I Shares: GHDIX

Good Harbor Tactical Equity Income Fund
Class A Shares: GHTAX	Class C Shares: GHTCX	Class I Shares: GHTIX

Good Harbor Tactical Core Emerging Markets Fund
Class A Shares: GHEAX	Class C Shares: GHECX	Class I Shares: GHEIX

Good Harbor Tactical Core US II Fund
Class A Shares: GHSAX	Class C Shares: GHSCX	Class I Shares: GHSIX

Annual Report

September 30, 2015

Advised by:

www.ghf-funds.com
1-877-270-2848

Distributed by Northern Lights Distributors, LLC

Member FINRA

Letter to Shareholders

October 15, 2015

Dear Shareholders,

We are pleased to provide our third Annual Letter to our Shareholders of Good Harbor Funds. In this letter we have chosen to write about all of our Good Harbor Funds within a single letter as the recent global market conditions have affected several markets in similar ways.

We launched the Good Harbor Tactical Core® US II Fund in May 2014 with Class I shares. As of September 2015, this Fund is now available in both Class A and Class C shares as well. We include a summary of performance of the I -share class as it has a full year of performance.

Many investors are likely to have been frustrated by the markets in 2014 and 2015. Global investment markets have been volatile, which can be beneficial for strategies such as ours depending on the nature of the cycle, and its duration. In particular, in the third quarter of 2015, the U.S. equity, developed market equity, and emerging market equity markets experienced a decline during which some of our Funds generated outperformance as a result of their defensive allocations.

Throughout the past year, the U.S. Federal Reserve Bank (“the Fed”) has been indicating that they will begin to tighten monetary policy. As the apparent deflation risks have subsided in the U.S., and the unemployment rate has declined, investors have adopted a view that rates will indeed soon begin to rise; however, as we write this letter it is still unclear as to whether lift off will be a 2015 or a 2016 occurrence. Often, policy uncertainty may lead to market volatility, and this market environment is no exception. We have researched and written about past tightening cycles, and our research has shown that equity market volatility tends to be higher prior to the inception of a tightening cycle, and normalize thereafter. Equity and bond market participants have been challenged to forecast the impact from the Fed’s actions. In the current environment these anticipated actions also carry global implications, as the Fed seeks to raise rates while other central banks are maintaining more accommodative policies through low rates and other quantitative easing (“QE”) stimulus.

Not surprisingly, QE by the various monetary authorities – which currently include the Fed, the European Central Bank, the Bank of Japan; and recently, the Peoples Bank of China (“PBOC”) – has at times been a benefit to holders of risk over the past year. For example, during the fourth quarter of 2014 and the first quarter of 2015 our developed market strategy experienced gains, yet pulled back in the third quarter of 2015 on global growth concerns. In contrast, slowing global demand for commodities has weakened conditions in the emerging markets, yet a strengthening U.S. dollar has also provided a potential tailwind to more export-oriented economies. The recent large stimulative efforts by the PBOC have suggested to some investors that global demand may indeed be declining, raising concerns that economies are indeed more fragile than the current data may indicate, and that more risk may be on the horizon.

Letter to Shareholders

Performance review

Our Tactical Core® US Fund (GHUAX, GHUCX, GHUIX) had a challenging year in 2014, yet benefitted from a disciplined investment process in the fiscal year. For the Fund’s fiscal year that ended September 30, 2015, the A-share class returned -7.32%, the C-share returned -8.05%, and the I-share returned -7.09%. The S&P 500 Total Return Index (“S&P 500 TR”)1 returned -0.61% over the same time period. Small cap allocations provided the largest positive performance to the fund; mid caps and treasuries took away from performance, while large caps were the largest negative performer over the full year. Note, however, that the treasury allocation was the largest contributor to positive performance in the most recent quarter.

In May, 2014 we launched a Tactical Core® US II Fund (GHSAX, GHSCX, GHSIX) which makes allocation decisions on a cycle that is shifted 1-week from our Tactical Core® US Fund. For the fund’s fiscal year the I-share returned -3.48%. The S&P 500 TR returned -0.61% over the same period. Note that the A-share and the C-share are now also available to investors as of this September. Treasury allocations provided positive performance for the fiscal year; while small cap, mid cap, and large cap allocations provided negative performance.

Our Tactical Equity Income Fund (GHTAX, GHTCX, GHTIX) is a fund that takes tactical exposure to specific sectors such as real estate and natural resources. The A-share class returned -19.66%, the C-share returned -20.16%, and the I-share returned -19.44% for the year ended September 30, 2015. The S&P 500 TR returned -0.61%. The Fund’s underperformance was primarily driven by the continued drawdowns in the sectors on which the strategy focuses. With the exception of the MSCI REIT Index2, all other sectors continued to experience severe underperformance relative to the broader S&P 500 Indexover the twelve month period.

The recent underperformance was also driven in part by the mean-reverting and fundamentals-focused nature of the Tactical Equity Income strategy. Our process and model are based on fundamentals (including forward cash flow expectations), interest rates, and the absolute asset valuations implied by current stock prices. Short-term price momentum is explicitly left out of the decision, as the strategy relies on the mean reversion in the aforementioned factors to generate its gains, and reduce ultimate downside (even if it results in larger interim drawdowns). Thus during turbulent periods in the third quarter of 2015, the strategy, after fundamental checks, generally added to positions as the gap between market

[1]	The S&P 500 Total Return Index is the total return version of the S&P 500 Index which includes the effects of reinvested dividends. The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy through changes in the aggregate market value representing all major industries. Index returns do not reflect any fees, expenses or sales charges. Investors may not invest directly in an index.

[2]	The MSCI US REIT Index is a free float market capitalization weighted index that is comprised of equity REIT securities that belong to the MSCI US Investable Market 2500 Index.

Letter to Shareholders

prices and our determination of fair value increased. We believe this approach will allow us to generate better risk-adjusted returns over a full market cycle.

Over the year, our conviction regarding the undervaluation in the REIT sector in particular has strengthened. This holds true across all of the key metrics we focus on, including discount to our determination of net asset values, relative cash flow yields, as well as our proprietary measurement of risk premiums surrounding each security. Thus heading into the new fiscal year, we expect our high allocation to the REIT sector to continue until prices revert to our determination of fair value.

In the energy sector, modest increases in the benchmark prices for crude oil and natural gas products, along with expectations that they will remain relatively stable at the higher levels, will cause us to reevaluate those subsectors.

We expect to remain largely out of the basic materials sector until the range of expected prices for underlying commodities both narrow and stabilize at a level that is comfortably above the full-cycle cost of production for the companies in our investable universe. This is a precondition for our risk premium model to have relevance, and our strategy makes it a point to not take strong directional views on how specific materials prices may move in the short term.

Our Tactical Core® Developed Markets Fund (GHDAX, GHDCX, GHDIX) had a challenging year in 2014. Strategies that have a low correlation to a particular benchmark are more likely to have periods when their performance will deviate from that benchmark. For the Fund’s fiscal year, the A-share class returned -9.54%, the C-share returned -10.20%, and the I-share returned -9.24%. The benchmark MSCI EAFE Net Total Return Index3 returned -8.66% over the same period. Positive contributions to performance resulted from allocations to France, and to treasuries; given the weakness in developed markets, it will come as little surprise that other country-based exposure over this timeframe contributed to underperformance, the largest of which came from allocations to the U.K.

Our Tactical Core® Emerging Markets Fund (GHEAX, GHECX, GHEIX) also had a challenging year in 2014. For the Fund’s fiscal year the A-share class returned -17.28%, the C-share returned -17.86%, and the I-share returned -17.21%. The benchmark MSCI Emerging Markets Net Total Return Index4 returned -19.28% over the same period. The Fund’s more defensive allocations in Q3 were a benefit to shareholders; outperformance of the benchmark

[3]	The MSCI EAFE Net Total Return Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

[4]	The MSCI Emerging Markets Net Total Return Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of emerging markets.

Investments cannot be made in an index. The data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features.

Letter to Shareholders

was (net-of-fees) an average of 705 bps. Given the weakness in the emerging markets, each of the country-based allocations contributed to modest underperformance; positive contributions of slightly more than 1.5% resulted from treasury allocations over the fiscal year.

Investment outlook

How do the markets respond over the coming year? Market prognostication seems often imprecise, or inaccurate. In our case, we maintain flexibility across our tactical strategies since risk conditions can change quickly. We also seek to allocate based upon an informed, objective view of where risk is likely to be headed.

Strategies such as ours seek to take advantage of rising market environments, but also maintain the ability to remove risk based upon conditions. While we apply these strategies consistently, we do so with the understanding that it may not result in excess returns in every environment. Monetary policy has been accommodative for a while, and the equity markets have not experienced a bear market environment for some time. Our research, our track record, and our experience indicate that equity markets do not rise forever. We continue to hold that our strategies have the ability to provide value over a full market cycle. And, we believe that it is through a consistent application of an investment process that value can be created over time .

We thank you for your continued confidence in our management team.

Sincerely,

Paul Ingersoll, Chief Executive Officer

6568-NLD-10/28/2015

GOOD HARBOR TACTICAL CORE US FUND

PORTFOLIO REVIEW (Unaudited)

September 30, 2015

The Fund’s performance figures* for the periods ended September 30, 2015, as compared to its benchmark:

		Inception** -	Inception*** -
	One Year	September 30, 2015	September 30, 2015
Good Harbor Tactical Core US Fund - Class A	(7.32)%	(3.47)%	N/A
Good Harbor Tactical Core US Fund - Class A with load	(12.66)%	(5.53)%	N/A
Good Harbor Tactical Core US Fund - Class C	(8.05)%	N/A	(4.30)%
Good Harbor Tactical Core US Fund - Class I	(7.09)%	(3.24)%	N/A
S&P 500 Total Return Index ****	(0.61)%	13.77%	12.67%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods less than 1 year are not annualized. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2016 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing cost (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.40%, 2.15% and 1.15% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expenses are 1.48% for Class A shares, 2.23% for Class C shares and 1.23% for Class I shares per the latest Prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%, while Class C shares are subject to a maximum deferred sales charge of 1.00% of the original purchase price. For performance information current to the most recent month-end, please call toll-free 1-877-270-2848.

**	Inception date is December 31, 2012.

***	Inception date is January 4, 2013.

****	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of September 30, 2015	% of Net Assets
Debt Funds	92.4%
Short-term Investment	7.0%
Other Assets Less Liabilities - Net	0.6%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s holdings.

GOOD HARBOR TACTICAL CORE DEVELOPED MARKETS FUND

PORTFOLIO REVIEW (Unaudited)

September 30, 2015

The Fund’s performance figures* for the periods ended September 30, 2015, as compared to its benchmark:

		Inception** -
	One Year	September 30, 2015
Good Harbor Tactical Core Developed Markets Fund - Class A	(9.54)%	(7.89)%
Good Harbor Tactical Core Developed Markets Fund - Class A with load	(14.73)%	(10.57)%
Good Harbor Tactical Core Developed Markets Fund - Class C	(10.20)%	(8.52)%
Good Harbor Tactical Core Developed Markets Fund - Class I	(9.24)%	(7.64)%
MSCI EAFE Index ***	(8.66)%	(2.42)%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods less than 1 year are not annualized. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2016, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation expenses or reorganization costs) will not exceed 1.40%, 2.15% and 1.15% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expenses are 3.97% for Class A shares, 4.72% for Class C shares and 3.72% for Class I shares per the latest Prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%, while Class C shares are subject to a maximum deferred sales charge of 1.00% of the original purchase price. For performance information current to the most recent month-end, please call toll-free 1-877-270-2848.

**	Inception date is September 30, 2013.

***	The MSCI EAFE Index is recognized as the pre-eminent benchmark in the United States to measure international equity performance. It comprises the MSCI country indices that represent developed markets outside of North America: Europe, Australasia and the Far East. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.

Portfolio Composition as of September 30, 2015	% of Net Assets
Debt Funds	47.3%
Equity Funds	43.1%
Short-term Investment	8.5%
Other Assets Less Liabilities - Net	1.1%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s holdings.

GOOD HARBOR TACTICAL EQUITY INCOME FUND

PORTFOLIO REVIEW (Unaudited)

September 30, 2015

The Fund’s performance figures* for the periods ended September 30, 2015, as compared to its benchmark:

		Inception** -
	One Year	September 30, 2015
Good Harbor Tactical Equity Income Fund - Class A	(19.66)%	(12.41)%
Good Harbor Tactical Equity Income Fund - Class A with load	(24.25)%	(14.97)%
Good Harbor Tactical Equity Income Fund - Class C	(20.16)%	(13.01)%
Good Harbor Tactical Equity Income Fund - Class I	(19.44)%	(12.16)%
S&P 500 Total Return Index ***	(0.61)%	9.09%

Comparision of the Change in Value of a $10,000 Investment

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods less than 1 year are not annualized. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2016 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation expenses or reorganization costs) will not exceed 1.40%, 2.15% and 1.15% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expenses are 1.53% for Class A shares, 2.28% for Class C shares and 1.28% for Class I shares per the latest Prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%, while Class C shares are subject to a maximum deferred sales charge of 1.00% of the original purchase price. For performance information current to the most recent month-end, please call toll-free 1-877-270-2848.

**	Inception date is September 30, 2013.

***	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.

Portfolio Composition as of September 30, 2015	% of Net Assets
Diversified REITs	24.6%
Hotel & Resort REITs	14.2%
Industrial REITs	11.9%
Health Care REITs	11.7%
Office REITs	9.9%
Short-term Investment	5.9%
Oil & Gas Transportation REITs	4.5%
Mortgage REITs	4.2%
Specialty REITs	3.8%
Pipelines	3.8%
Other Assets Less Liabilities - Net	5.5%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s holdings.

GOOD HARBOR TACTICAL CORE EMERGING MARKETS FUND

PORTFOLIO REVIEW (Unaudited)

September 30, 2015

The Fund’s performance figures* for the periods ended September 30, 2015, as compared to its benchmark:

		Inception** -
	One Year	September 30, 2015
Good Harbor Tactical Core Emerging Markets Fund - Class A	(17.28)%	(9.92)%
Good Harbor Tactical Core Emerging Markets Fund - Class A with load	(22.02)%	(12.87)%
Good Harbor Tactical Core Emerging Markets Fund - Class C	(17.86)%	(10.48)%
Good Harbor Tactical Core Emerging Markets Fund - Class I	(17.21)%	(9.77)%
MSCI Emerging Markets Index ***	(19.28)%	(9.39)%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods less than 1 year are not annualized. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2016 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation expenses or reorganization costs) will not exceed 1.40%, 2.15% and 1.15% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expenses are 17.30% for Class A shares, 18.05% for Class C shares and 17.05% for Class I shares per the latest Prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%, while Class C shares are subject to a maximum deferred sales charge of 1.00% of the original purchase price. For performance information current to the most recent month-end, please call toll-free 1-877-270-2848.

**	Inception date is December 20, 2013.

***	The MSCI Emerging Markets Index is designed to measure equity performance in global emerging markets. With 822 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in 21 emerging economies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.

Portfolio Composition as of September 30, 2015	% of Net Assets
Debt Funds	68.7%
Equity Funds	22.5%
Short-term Investment	6.1%
Other Assets Less Liabilities - Net	2.7%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s holdings.

GOOD HARBOR TACTICAL CORE US II FUND

PORTFOLIO REVIEW (Unaudited)

September 30, 2015

The Fund’s performance figures* for the periods ended September 30, 2015, as compared to its benchmark:

		Inception** -	Inception*** -
	One Year	September 30, 2015	September 30, 2015
Good Harbor Tactical Core US II Fund Class A	N/A	N/A	0.77%
Good Harbor Tactical Core US II Fund Class C	N/A	N/A	0.77%
Good Harbor Tactical Core US II Fund Class I	(3.48)%	(6.04)%	N/A
S&P 500 Total Return Index ****	(0.61)%	3.72%	(2.47)%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods less than 1 year are not annualized. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2017, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 1.40%, 2.15%, and 1.15% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expenses are 1.54% for Class A shares, 2.29% for Class C shares and 1.29% for Class I shares per the latest Prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%, while Class C shares are subject to a maximum deferred sales charge of 1.00% of the original purchase price. For performance information current to the most recent month-end, please call toll-free 1-877-270-2848.

**	Inception date is May 16, 2014.

***	Inception date is August 31, 2015.

***	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of September 30, 2015	% of Net Assets
Debt Funds	79.8%
Short-term Investment	2.1%
Other Assets Less Liabilities - Net	18.1%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s holdings.

GOOD HARBOR TACTICAL CORE US FUND

PORTFOLIO OF INVESTMENTS

September 30, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 92.4%
	DEBT FUNDS- 92.4%
2,432,034	iShares 1-3 Year Treasury Bond ETF	$206,698,569

	TOTAL EXCHANGE TRADED FUNDS (Cost - $206,241,740)	206,698,569

	SHORT TERM INVESTMENT - 7.0%
	MONEY MARKET FUND - 7.0%
15,647,230	Invesco Short Term Investments Trust - Liquid Assets Portfolio
	Institutional Class, to yield 0.16% * (Cost $15,647,230)	15,647,230

	TOTAL INVESTMENTS - 99.4% (Cost - 221,888,970) (a)	$222,345,799
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6%	1,460,507
	NET ASSETS - 100.0%	$223,806,306

*	Money market fund; interest rate reflects seven-day effective yield on September 30, 2015.

ETF- Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $222,158,598 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$187,201
Unrealized depreciation	—
Net unrealized appreciation	$187,201

LONG FUTURES CONTRACTS

Long		Underlying Face Amount
Contracts	Description	at Value **	Unrealized Gain
84	US 10 Year Note Future December 2015	$10,813,656	$118,127
26	US Long Bond Future December 2015	4,090,944	71,781
	Net Unrealized Gain from Open Long Futures Contracts		$189,908

**	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund. The counterparty for these open futures contracts is Bank of America Merrill Lynch.

See accompanying notes to financial statements.

GOOD HARBOR TACTICAL CORE DEVELOPED MARKETS FUND

PORTFOLIO OF INVESTMENTS

September 30, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 90.4%
	DEBT FUNDS - 47.3%
2,028	iShares 1-3 Year Treasury Bond ETF	$172,360
3,581	iShares 3-7 Year Treasury Bond ETF	446,372
2,730	ProShares Ultra 7-10 Year Treasury	158,722
		777,454
	EQUITY FUNDS - 43.1%
2,787	Direxion Daily Developed Markets Bull 3X Shares *	128,676
5,372	iShares MSCI Australia ETF	96,266
4,028	iShares MSCI France ETF	96,954
3,891	iShares MSCI Germany ETF	96,263
3,170	iShares MSCI Switzerland Capped ETF	96,970
11,721	iShares MSCI United Kingdom ETF	192,107
		707,236

	TOTAL EXCHANGE TRADED FUNDS (Cost - $1,559,306)	1,484,690

	SHORT-TERM INVESTMENTS - 8.5%
	MONEY MARKET FUND - 8.5%
139,773	Invesco Short Term Investments Trust - Liquid Assets Portfolio
	Institutional Class, to yield 0.16% ** (Cost $139,773)	139,773

	TOTAL INVESTMENTS - 98.9% (Cost - $1,699,079) (a)	$1,624,463
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.1%	18,789
	NET ASSETS - 100.0%	$1,643,252

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2015.

ETF- Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $1,775,509 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$8,970
Unrealized depreciation	(160,016)
Net unrealized depreciation	$(151,046)

See accompanying notes to financial statements.

GOOD HARBOR TACTICAL EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS

September 30, 2015

Shares		Value
	COMMON STOCK - 5.4%
	OIL & GAS- 1.6%
238,228	Stone Energy Corp. *	$1,181,611

	PIPELINES - 3.8%
77,732	Williams Cos, Inc.	2,864,424

	TOTAL COMMON STOCK (Cost - $4,610,549)	4,046,035

	REAL ESTATE INVESTMENT TRUSTS (REITs)- 84.8%
	DIVERSIFIED REITs - 24.6%
757,152	Lexington Realty Trust	6,132,931
354,146	NorthStar Realty Finance Corp	4,373,703
289,987	Spirit Realty Capital, Inc.	2,650,481
92,848	WP Carey, Inc,	5,367,543
		18,524,658
	HEALTH CARE REITs - 11.7%
121,808	Healthcare Realty Trust, Inc.	3,026,929
73,203	Omega Healthcare Investors, Inc.	2,573,085
57,487	Ventas, Inc.	3,222,721
		8,822,735
	HOTEL & RESORT REITs - 14.2%
186,725	Hospitality Properties Trust	4,776,425
85,931	LaSalle Hotel Properties	2,439,581
70,642	Ryman Hospitality Properties, Inc.	3,477,706
		10,693,712
	INDUSTRIAL REITs - 11.9%
155,884	STAG Industrial, Inc.	2,838,648
298,107	Starwood Property Trust, Inc.	6,117,155
		8,955,803
	MORTGAGE REITs - 4.2%
114,291	Blackstone Mortgage Trust, Inc.	3,136,145

	OFFICE REITs - 9.9%
32,374	Alexandria Real Estate Equities, Inc.	2,741,107
227,641	Gramercy Property Trust, Inc.	4,728,104
		7,469,211
	OIL & GAS STORAGE & TRANSPORTATION REITs - 4.5%
41,428	Mid-America Apartment Communities, Inc.	3,391,710

	SPECIALTY REITs - 3.8%
73,033	Plum Creek Timber Co, Inc.	2,885,534

	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost - $68,194,291)	63,879,508

	EXCHANGE TRADED FUNDS - 3.7%
	EQUITY FUND - 3.7%
225,335	Alerian MLP ETF (Cost - $3,725,734)	2,812,181

	SHORT-TERM INVESTMENTS - 5.9%
	MONEY MARKET FUND - 5.9%
4,404,366	Invesco Short Term Investments Trust - Liquid Assets Portfolio
	Institutional Class, to yield 0.16% ** (Cost - $4,404,366)	4,404,366

	TOTAL INVESTMENTS - 99.8% (Cost - $80,934,940) (a)	$75,142,090
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%	164,417
	NET ASSETS - 100.0%	$75,306,507

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $83,281,204 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$888,440
Unrealized depreciation	(9,027,554)
Net unrealized depreciation	$(8,139,114)

See accompanying notes to financial statements.

GOOD HARBOR TACTICAL CORE EMERGING MARKETS FUND

PORTFOLIO OF INVESTMENTS

September 30, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 91.2%
	DEBT FUNDS - 68.7%
634	iShares 1-3 Year Treasury Bond ETF	$53,883
1,700	iShares 3-7 Year Treasury Bond ETF	211,905
1,707	ProShares Ultra 7-10 Year Treasury	99,245
		365,033
	EQUITY FUNDS - 22.5%
705	iShares MSCI Brazil Capped ETF	15,475
527	iShares MSCI India ETF	15,056
285	iShares MSCI Mexico Capped ETF	14,694
1,227	iShares MSCI Russia Capped ETF	14,896
276	iShares MSCI South Africa ETF	14,816
302	iShares MSCI South Korea Capped ETF	14,732
654	ProShares Ultra MSCI Emerging Markets *	29,705
		119,374
	TOTAL EXCHANGE TRADED FUNDS (Cost - $483,595)	484,407

	SHORT-TERM INVESTMENTS - 6.1%
	MONEY MARKET FUND - 6.1%
32,350	Invesco Short Term Investments Trust - Liquid Assets Portfolio
	Institutional Class, to yield 0.16% ** (Cost $32,350)	32,350

	TOTAL INVESTMENTS - 97.3% (Cost - $515,945) (a)	$516,757
	OTHER ASSETS IN EXCESS OF LIABILITIES - 2.7%	14,180
	NET ASSETS - 100.0%	$530,937

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2015.

ETF- Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $539,051 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$6,760
Unrealized depreciation	(29,054)
Net unrealized depreciation	$(22,294)

See accompanying notes to financial statements.

GOOD HARBOR TACTICAL CORE US II FUND

PORTFOLIO OF INVESTMENTS

September 30, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 79.8%
	DEBT FUNDS- 79.8%
612	iShares 1-3 Year Treasury Bond ETF	$76,286
247	ProShares Ultra 7-10 Year Treasury	14,361
	TOTAL EXCHANGE TRADED FUNDS (Cost - $89,521)	90,647

	SHORT-TERM INVESTMENTS - 2.1%
	MONEY MARKET FUND - 2.1%
2,404	Invesco Short Term Investments Trust - Liquid Assets Portfolio
	Institutional Class, to yield 0.16% ** (Cost $2,404)	2,404

	TOTAL INVESTMENTS - 81.9% (Cost - $91,925) (a)	$93,051
	OTHER ASSETS IN EXCESS OF LIABILITIES - 18.1%	20,562
	NET ASSETS - 100.0%	$113,613

*	Non income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2015.

ETF- Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $92,032 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,019
Unrealized depreciation	—
Net unrealized appreciation	$1,019

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2015

		TACTICAL CORE	TACTICAL	TACTICAL CORE
	TACTICAL CORE	DEVELOPED	EQUITY	EMERGING	TACTICAL CORE
	US FUND	MARKETS FUND	INCOME FUND	MARKETS FUND	US II FUND
ASSETS
Investment securities:
At cost	$221,888,970	$1,699,079	$80,934,940	$515,945	$91,925
At value	$222,345,799	$1,624,463	$75,142,090	$516,757	$93,051
Receivable for securities sold	2,382,243	—	—	—	—
Deposit at Broker for futures contracts	2,415,308	—	—	13	—
Receivable for Fund shares sold	58,110	—	67,189	—	—
Dividends receivable	—	103	662,568	60	9
Prepaid expenses and other assets	30,932	20,902	52,970	29,551	1,554
Receivable due from Advisor	—	—	—	—	29,595
TOTAL ASSETS	227,232,392	1,645,468	75,924,817	546,381	124,209

LIABILITIES
Variation margin - Due to Broker	21,185	—	—	—	—
Payable for investments purchased	—	—	—	14,575	—
Payable for Fund shares redeemed	3,116,040	—	460,287	—	—
Investment advisory fees payable	186,506	1,475	116,759	764	—
Distribution (12b-1) fees payable	83,793	716	22,085	95	—
Accrued expenses and other liabilities	18,562	25	19,179	10	10,596
TOTAL LIABILITIES	3,426,086	2,216	618,310	15,444	10,596
NET ASSETS	$223,806,306	$1,643,252	$75,306,507	$530,937	$113,613

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$476,076,316	$3,589,877	$131,905,127	$921,098	$122,505
Accumulated net investment income (loss)	(2,427,235)	(19,040)	54,888	(4,328)	113
Accumulated net realized loss on security transactions, futures, and options contracts	(250,489,512)	(1,852,969)	(50,860,658)	(386,645)	(10,131)
Net unrealized appreciation (depreciation) on security transactions, futures, and currency translations	646,737	(74,616)	(5,792,850)	812	1,126
NET ASSETS	$223,806,306	$1,643,252	$75,306,507	$530,937	$113,613

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$54,840,073	$270,313	$20,429,254	$57,962	$9
Shares of beneficial interest outstanding	6,130,071	32,807	2,742,416	7,325	1
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$8.95	$8.24	$7.45	$7.91	$9.13	(b)
Maximum offering price per share (maximum sales charge of 5.75%)	$9.50	$8.74	$7.90	$8.39	$9.69

Class C Shares :
Net Assets	$85,735,910	$746,900	$20,123,224	$102,519	$9
Shares of beneficial interest outstanding	9,779,770	91,245	2,710,700	13,085	1
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)(c)	$8.77	$8.19	$7.42	$7.83	$9.13	(b)

Class I Shares:
Net Assets	$83,230,323	$626,039	$34,754,029	$370,456	$113,595
Shares of beneficial interest outstanding	9,240,662	75,829	4,705,277	46,706	12,441
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.01	$8.26	$7.39	$7.93	$9.13

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(b)	NAV may not recalculate due to rounding.

(c)	Investments in Class C shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) of the purchase price on shares redeemed during the first 12 months after their purchase.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2015

		TACTICAL CORE		TACTICAL CORE
	TACTICAL CORE	DEVELOPED	TACTICAL EQUITY	EMERGING	TACTICAL CORE US
	US FUND	MARKETS FUND	INCOME FUND	MARKETS FUND	II FUND
INVESTMENT INCOME
Dividends	$3,649,984	$61,085	$4,753,548	$6,585	$1,225
Interest	99,516	366	32,238	138	4
Less: Foreign dividend tax witheld	—	—	(318,352)	—	—
TOTAL INVESTMENT INCOME	3,749,500	61,451	4,467,434	6,723	1,229

EXPENSES
Investment advisory fees	4,746,130	41,305	1,724,391	13,329	996
Distribution (12b-1) fees:
Class A	276,965	2,054	119,980	212	—
Class C	1,528,246	11,110	374,273	1,246	—
Administrative services fees	694,092	41,442	256,713	40,364	448
Registration fees	—	—	—	—	1,730
Legal Fee	—	—	—	—	24,686
Audit Fee	—	—	—	—	13,496
Custodian fees	—	—	—	—	6,004
Printing and postage expenses	—	—	—	—	150
Other expenses	—	—	—	—	1,004
TOTAL EXPENSES	7,245,433	95,911	2,475,357	55,151	48,514

Less: Fees waived and expenses reimbursed by the Advisor	(13,584)	(35,648)	(6,216)	(38,417)	(47,369)

NET EXPENSES	7,231,849	60,263	2,469,141	16,734	1,145

NET INVESTMENT INCOME (LOSS)	(3,482,349)	1,188	1,998,293	(10,011)	84

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(70,504,607)	(957,167)	(48,175,575)	(341,364)	(5,486)
Futures contracts	(17,945,676)	(224,366)	—	(36,022)	—
Options written	—	—	4,499,476	—	—
Net realized loss	(88,450,283)	(1,181,533)	(43,676,099)	(377,386)	(5,486)
Net change in unrealized appreciation (depreciation) on:
Investments	32,009,154	471,711	11,134,159	85,275	2,039
Futures contracts	15,243,010	62	—	94	—
Options written	—	—	(309,224)	—	—
Net change in unrealized appreciation (depreciation) on investments	47,252,164	471,773	10,824,935	85,369	2,039

NET REALIZED AND UNREALIZED LOSS	(41,198,119)	(709,760)	(32,851,164)	(292,017)	(3,447)

NET DECREASE IN NET ASSETS	$(44,680,468)	$(708,572)	$(30,852,871)	$(302,028)	$(3,363)

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	TACTICAL CORE US FUND

	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
FROM OPERATIONS
Net investment loss	$(3,482,349)	$(495,131)
Net realized loss on security transactions and futures contracts	(88,450,283)	(141,063,167)
Net change in unrealized appreciation (depreciation) on security transactions and futures contracts	47,252,164	(61,960,603)
Net decrease in net assets resulting from operations	(44,680,468)	(203,518,901)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(36,166)	(3,745,035)
Class C	(51,537)	(2,593,146)
Class I	(74,107)	(7,918,845)
From return of capital:
Class A	(1,498)	—
Class C	(2,850)	—
Class I	(2,068)	—
Net decrease in net assets resulting from distributions to shareholders	(168,226)	(14,257,026)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	27,890,585	368,623,016
Class C	10,607,725	317,592,178
Class I	75,597,830	888,152,886
Net asset value of shares issued in reinvestment of distributions:
Class A	35,195	3,522,285
Class C	53,564	2,511,887
Class I	73,663	7,661,003
Redemption fee proceeds:
Class A	16,763	19,782
Class C	25,544	17,013
Class I	27,563	43,339
Payments for shares redeemed:
Class A	(182,557,131)	(271,152,622)
Class C	(177,031,314)	(76,144,602)
Class I	(434,705,114)	(624,315,660)
Net increase (decrease) in net assets from shares of beneficial interest	(679,965,127)	616,530,505

TOTAL INCREASE (DECREASE) IN NET ASSETS	(724,813,821)	398,754,578

NET ASSETS
Beginning of Period	948,620,127	549,865,549
End of Period*	$223,806,306	$948,620,127
* Includes accumulated net investment loss of:	$(2,427,235)	$(637,878)

SHARE ACTIVITY
Class A:
Shares Sold	2,993,723	32,948,050
Shares Reinvested	3,805	309,515
Shares Redeemed	(19,612,708)	(25,730,216)
Net increase (decrease) in shares of beneficial interest outstanding	(16,615,180)	7,527,349

Class C:
Shares Sold	1,150,704	28,340,856
Shares Reinvested	5,873	222,291
Shares Redeemed	(19,302,295)	(7,443,059)
Net increase (decrease) in shares of beneficial interest outstanding	(18,145,718)	21,120,088

Class I:
Shares Sold	8,070,903	78,656,024
Shares Reinvested	7,921	671,429
Shares Redeemed	(46,479,815)	(59,205,194)
Net increase (decrease) in shares of beneficial interest outstanding	(38,400,991)	20,122,259

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	TACTICAL CORE DEVELOPED MARKETS FUND

	Year Ended	Period Ended
	September 30, 2015	September 30, 2014 (a)
FROM OPERATIONS
Net investment income	$1,188	$164,132
Net realized loss on security transactions and futures contracts	(1,181,533)	(671,436)
Net change in unrealized appreciation (depreciation) on security
transactions, and futures contracts	471,773	(546,389)
Net decrease in net assets resulting from operations	(708,572)	(1,053,693)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(65,847)	—
Class C	(25,731)	—
Class I	(92,848)	—
Net decrease in net assets resulting from distributions to shareholders	(184,426)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	228,449	4,076,998
Class C	272,832	2,489,253
Class I	404,776	11,506,528
Net asset value of shares issued in reinvestment of distributions:
Class A	65,601	—
Class C	25,304	—
Class I	92,847	—
Redemption fee proceeds:
Class A	75	1,963
Class C	48	977
Class I	193	5,263
Payments for shares redeemed:
Class A	(2,366,878)	(1,284,554)
Class C	(810,218)	(933,035)
Class I	(8,036,996)	(2,149,483)
Net increase (decrease) in net assets from shares of beneficial interest	(10,123,967)	13,713,910

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,016,965)	12,660,217

NET ASSETS
Beginning of Period	12,660,217	—
End of Period*	$1,643,252	$12,660,217
* Includes accumulated net investment income (loss) of:	$(19,040)	$164,198

SHARE ACTIVITY
Class A:
Shares Sold	24,908	402,626
Shares Reinvested	7,810	—
Shares Redeemed	(273,443)	(129,094)
Net increase (decrease) in shares of beneficial interest outstanding	(240,725)	273,532

Class C:
Shares Sold	30,129	246,506
Shares Reinvested	3,012	—
Shares Redeemed	(91,936)	(96,466)
Net increase (decrease) in shares of beneficial interest outstanding	(58,795)	150,040

Class I:
Shares Sold	43,658	1,144,547
Shares Reinvested	11,053	—
Shares Redeemed	(903,687)	(219,742)
Net increase (decrease) in shares of beneficial interest outstanding	(848,976)	924,805

(a)	The Good Harbor Tactical Core Developed Markets Fund Class A, C and I shares commenced operations on October 1, 2013.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	TACTICAL EQUITY INCOME FUND

	Year Ended	Period Ended
	September 30, 2015	September 30, 2014 (a)
FROM OPERATIONS
Net investment income	$1,998,293	$2,913,521
Net realized loss on security transactions and options contracts	(43,676,099)	(7,401,120)
Net change in unrealized appreciation (depreciation) on security transactions and options contracts	10,824,935	(16,617,785)
Net decrease in net assets resulting from operations	(30,852,871)	(21,105,384)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(500,503)	(691,948)
Class C	(28,166)	(239,573)
Class I	(1,706,872)	(1,473,303)
From return of capital:
Class A	(151,856)	—
Class C	(275,571)	—
Class I	(118,733)	—
Net decrease in net assets resulting from distributions to shareholders	(2,781,701)	(2,404,824)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	25,603,290	115,183,280
Class C	9,343,034	56,269,267
Class I	36,746,657	205,049,765
Net asset value of shares issued in reinvestment of distributions:
Class A	589,508	621,880
Class C	283,103	217,986
Class I	1,749,740	1,400,828
Redemption fee proceeds:
Class A	6,686	4,812
Class C	5,170	2,624
Class I	11,743	9,199
Payments for shares redeemed:
Class A	(84,871,874)	(20,513,635)
Class C	(31,961,643)	(2,651,532)
Class I	(139,673,789)	(40,974,812)
Net increase (decrease) in net assets from shares of beneficial interest	(182,168,375)	314,619,662

TOTAL INCREASE (DECREASE) IN NET ASSETS	(215,802,947)	291,109,454

NET ASSETS
Beginning of Period	291,109,454	—
End of Period*	$75,306,507	$291,109,454
* Includes accumulated net investment income of:	$54,888	$505,432

SHARE ACTIVITY
Class A:
Shares Sold	2,880,917	11,397,817
Shares Reinvested	67,592	61,148
Shares Redeemed	(9,617,744)	(2,047,314)
Net increase (decrease) in shares of beneficial interest outstanding	(6,669,235)	9,411,651

Class C:
Shares Sold	1,045,960	5,566,483
Shares Reinvested	32,302	21,398
Shares Redeemed	(3,690,183)	(265,260)
Net increase (decrease) in shares of beneficial interest outstanding	(2,611,921)	5,322,621

Class I:
Shares Sold	4,180,414	20,276,569
Shares Reinvested	206,711	137,986
Shares Redeemed	(15,949,839)	(4,146,564)
Net increase (decrease) in shares of beneficial interest outstanding	(11,562,714)	16,267,991

(a)	The Good Harbor Tactical Equity Income Fund Class A, C and I shares commenced operations on October 1, 2013.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	TACTICAL CORE EMERGING MARKETS FUND

	Year Ended	Period Ended
	September 30, 2015	September 30, 2014 (a)
FROM OPERATIONS
Net investment income (loss)	$(10,011)	$888
Net realized gain (loss) on security transactions and futures contracts	(377,386)	27,510
Net change in unrealized appreciation (depreciation) on security transactions and futures contracts	85,369	(84,557)
Net decrease in net assets resulting from operations	(302,028)	(56,159)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(4,455)	—
Class C	(5,753)	—
Class I	(26,569)	—
From net investment income:
Class A	(97)	—
Class I	(811)	—
Net decrease in net assets resulting from distributions to shareholders	(37,685)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	40,247	95,266
Class C	59,199	152,583
Class I	2,801,343	2,024,810
Net asset value of shares issued in reinvestment of distributions:
Class A	3,496	—
Class C	5,753	—
Class I	27,378	—
Redemption fee proceeds:
Class A	160	5
Class C	169	10
Class I	960	256
Payments for shares redeemed:
Class A	(55,887)	(2,418)
Class C	(71,550)	(3,685)
Class I	(4,064,550)	(86,736)
Net increase (decrease) in net assets from shares of beneficial interest	(1,253,282)	2,180,091

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,592,995)	2,123,932

NET ASSETS
Beginning of Period	2,123,932	—
End of Period*	$530,937	$2,123,932
* Includes accumulated net investment income (loss) of:	$(4,328)	$888

SHARE ACTIVITY
Class A:
Shares Sold	4,518	9,004
Shares Reinvested	391	—
Shares Redeemed	(6,354)	(234)
Net increase in shares of beneficial interest outstanding	(1,445)	8,770

Class C:
Shares Sold	6,276	14,393
Shares Reinvested	646	—
Shares Redeemed	(7,885)	(345)
Net increase (decrease) in shares of beneficial interest outstanding	(963)	14,048

Class I:
Shares Sold	282,250	196,666
Shares Reinvested	3,062	—
Shares Redeemed	(427,036)	(8,236)
Net increase (decrease) in shares of beneficial interest outstanding	(141,724)	188,430

(a)	The Good Harbor Tactical Core Emerging Markets Fund Class A, C and I shares commenced operations on December 20, 2013.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	TACTICAL CORE US II FUND

	Year Ended	Period Ended
	September 30, 2015	September 30, 2014 (a)
FROM OPERATIONS
Net investment income	$84	$520
Net realized loss on security transactions	(5,486)	(4,645)
Net change in unrealized appreciation (depreciation) on security transactions	2,039	(913)
Net decrease in net assets resulting from operations	(3,363)	(5,038)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class I	(521)	—
Net decrease in net assets resulting from distributions to shareholders	(521)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (b)	9	—
Class C (b)	9	—
Class I	18,296	103,751
Net asset value of shares issued in reinvestment of distributions:
Class I	521	—
Payments for shares redeemed:
Class I	(51)	—
Net increase in net assets from shares of beneficial interest	18,784	103,751

TOTAL INCREASE IN NET ASSETS	14,900	98,713

NET ASSETS
Beginning of Period	98,713	—
End of Period*	$113,613	$98,713
* Includes accumulated net investment gain of:	$113	$520

SHARE ACTIVITY
Class A: (b)
Shares Sold	1	—
Net increase in shares of beneficial interest outstanding	1	—

Class C: (b)
Shares Sold	1	—
Net increase in shares of beneficial interest outstanding	1	—

Class I:
Shares Sold	2,016	10,375
Shares Reinvested	56	—
Shares Redeemed	(6)	—
Net increase in shares of beneficial interest outstanding	2,066	10,375

(a)	The Good Harbor Tactical Core US II Fund Class I commenced operations on May 16, 2014.

(b)	The Good Harbor Tactical Core US II Fund Class A and Class C commenced operations on August 31, 2015.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	GOOD HARBOR TACTICAL CORE US FUND CLASS A

	Year Ended		Year Ended	Period Ended
	September 30,		September 30,	September 30,
	2015		2014	2013 (1)

Net asset value, beginning of period	$9.66		$11.10	$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.06)		— (3)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.65)		(1.28)	1.14
Total from investment operations	(0.71)		(1.28)	1.10
Paid in capital from redemption fees (3)	0.00		0.00	0.00
Less distributions from:
Net return of capital	(0.00	) (3)	—	—
Net realized gains	(0.00	) (3)	(0.16)	—
Total distributions	(0.00	) (3)	(0.16)	—
Net asset value, end of period	$8.95		$9.66	$11.10
Total return (4)	(7.32)%		(11.79)%	11.00	% (5)
Net assets, at end of period (000s)	$54,840		$219,801	$168,848
Ratio of gross expenses to average net assets before reimbursement or recapture (6,8)	1.41%		1.35%	1.49	% (7)
Ratio of net expenses to average net assets after reimbursement or recapture (8)	1.40%		1.36%	1.40	% (7)
Ratio of net investment income (loss) to average net assets (8)	(0.61)%		(0.04)%	(0.47	)% (7)
Portfolio Turnover Rate	784%		773%	375	% (5)

(1)	The Good Harbor Tactical Core US Fund Class A shares commenced operations on December 31, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the Advisor.

(7)	Annualized.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	GOOD HARBOR TACTICAL CORE US FUND CLASS C

	Year Ended		Year Ended	Period Ended
	September 30,		September 30,	September 30,
	2015		2014	2013 (1)

Net asset value, beginning of period	$9.54		$11.04	$10.03
Activity from investment operations:
Net investment loss (2)	(0.12)		(0.07)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.65)		(1.27)	1.10
Total from investment operations	(0.77)		(1.34)	1.01
Paid in capital from redemption fees (3)	0.00		0.00	0.00
Less distributions from:
Net return of capital	(0.00	) (3)	—	—
Net realized gains	(0.00	) (3)	(0.16)	—
Total distributions	(0.00	) (3)	(0.16)	—
Net asset value, end of period	$8.77		$9.54	$11.04
Total return (4)	(8.05)%		(12.40)%	10.07	% (5)
Net assets, at end of period (000s)	$85,736		$266,428	$75,119
Ratio of gross expenses to average net assets before reimbursement or recapture (6,8)	2.16%		2.10%	2.27	% (7)
Ratio of net expenses to average net assets after reimbursement or recapture (8)	2.15%		2.11%	2.15	% (7)
Ratio of net investment income (loss) to average net assets (8)	(1.35)%		(0.70)%	(1.15	)% (7)
Portfolio Turnover Rate	784%		773%	375	% (5)

(1)	The Good Harbor Tactical Core US Fund Class C shares commenced operations on January 4, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the Advisor.

(7)	Annualized.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	GOOD HARBOR TACTICAL CORE US FUND CLASS I

	Year Ended		Year Ended	Period Ended
	September 30,		September 30,	September 30,
	2015		2014	2013 (1)

Net asset value, beginning of period	$9.71		$11.12	$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.03)		0.02	(0.02)
Net realized and unrealized gain (loss) on investments	(0.67)		(1.27)	1.14
Total from investment operations	(0.70)		(1.25)	1.12
Paid in capital from redemption fees (3)	0.00		0.00	0.00
Less distributions from:
Net return of capital	(0.00	) (3)	—	—
Net realized gains	(0.00	) (3)	(0.16)	—
Total distributions	(0.00	) (3)	(0.16)	—
Net asset value, end of period	$9.01		$9.71	$11.12
Total return (4)	(7.09)%		(11.58)%	11.20	% (5)
Net assets, at end of period (000s)	$83,230		$462,391	$305,898
Ratio of gross expenses to average net assets before reimbursement or recapture (6,8)	1.16%		1.10%	1.23	% (7)
Ratio of net expenses to average net assets after reimbursement or recapture (8)	1.15%		1.11%	1.15	% (7)
Ratio of net investment income (loss) to average net assets (8)	(0.37)%		0.22%	(0.28	)% (7)
Portfolio Turnover Rate	784%		773%	375	% (5)

(1)	The Good Harbor Tactical Core US Fund Class I shares commenced operations on December 31, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the Advisor.

(7)	Annualized.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	GOOD HARBOR TACTICAL CORE DEVELOPED MARKETS FUND
	Class A			Class C			Class I
	Year Ended	Period Ended		Year Ended	Period Ended		Year Ended	Period Ended
	September 30,	September 30,		September 30,	September 30,		September 30,	September 30,
	2015	2014 (1)		2015	2014 (1)		2015	2014 (1)
Net asset value, beginning of period	$9.38	$10.00		$9.32	$10.00		$9.40	$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.09	0.24		(0.08)	0.13		0.01	0.26
Net realized and unrealized loss on investments	(0.98)	(0.86)		(0.87)	(0.81)		(0.87)	(0.86)
Total from investment operations	(0.89)	(0.62)		(0.95)	(0.68)		(0.86)	(0.60)
Paid in capital from redemption fees (3)	0.00	0.00		0.00	0.00		0.00	0.00
Less distributions from:
Net investment income	(0.25)	—		(0.18)	—		(0.28)	—
Total distributions	(0.25)	—		(0.18)	—		(0.28)	—
Net asset value, end of period	$8.24	$9.38		$8.19	$9.32		$8.26	$9.40
Total return (4)	(9.54)%	(6.20	)% (5)	(10.20)%	(6.80	)% (5)	(9.24)%	(6.00	)% (5)
Net assets, at end of period (000s)	$270	$2,567		$747	$1,399		$626	$8,695
Ratio of gross expenses to average net assets (6,8)	2.61%	3.46	% (7)	3.36%	4.21	% (7)	2.36%	3.21	% (7)
Ratio of net expenses to average net assets (8)	1.40%	1.40	% (7)	2.15%	2.15	% (7)	1.15%	1.15	% (7)
Ratio of net investment income (loss) to average net assets (8)	0.96%	2.39	% (7)	(0.84)%	1.31	% (7)	0.13%	2.58	% (7)
Portfolio Turnover Rate	585%	620	% (5)	585%	620	% (5)	585%	620	% (5)

(1)	The Good Harbor Tactical Core Developed Markets Fund Class A, C and I shares commenced operations on October 1, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	GOOD HARBOR TACTICAL EQUITY INCOME FUND
	Class A			Class C			Class I
	Year Ended	Period Ended		Year Ended	Period Ended		Year Ended	Period Ended
	September 30,	September 30,		September 30,	September 30,		September 30,	September 30,
	2015	2014 (1)		2015	2014 (1)		2015	2014 (1)
Net asset value, beginning of period	$9.39	$10.00		$9.37	$10.00		$9.40	$10.00
Activity from investment operations:
Net investment income (2)	0.10	0.30		0.05	0.22		0.12	0.31
Net realized and unrealized loss on investments	(1.93)	(0.74)		(1.94)	(0.74)		(1.93)	(0.72)
Total from investment operations	(1.83)	(0.44)		(1.89)	(0.52)		(1.81)	(0.41)
Paid in capital from redemption fees (3)	0.00	0.00		0.00	0.00		0.00	0.00
Less distributions from:
Net investment income	(0.08)	(0.17)		(0.03)	(0.11)		(0.17)	(0.19)
Net return of capital	(0.03)	—		(0.03)	—		(0.03)	—
Total distributions	(0.11)	(0.17)		(0.06)	(0.11)		(0.20)	(0.19)
Net asset value, end of period	$7.45	$9.39		$7.42	$9.37		$7.39	$9.40
Total return (4)	(19.66)%	(4.52	)% (5)	(20.16)%	(5.22	)% (5)	(19.44)%	(4.22	)% (5)
Net assets, at end of period (000s)	$20,429	$88,373		$20,123	$49,892		$34,754	$152,845
Ratio of gross expenses to average net assets (6,8)	1.41%	1.51	% (7)	2.16%	2.26	% (7)	1.16%	1.26	% (7)
Ratio of net expenses to average net assets (8)	1.40%	1.40	% (7)	2.15%	2.15	% (7)	1.15%	1.15	% (7)
Ratio of net investment income to average net assets (8)	1.17%	2.90	% (7)	0.58%	2.13	% (7)	1.41%	2.99	% (7)
Portfolio Turnover Rate	149%	90	% (5)	149%	90	% (5)	149%	90	% (5)

(1)	The Good Harbor Tactical Equity Income Fund’s Class A, C and I shares commenced operations on October 1, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	GOOD HARBOR TACTICAL CORE EMERGING MARKETS FUND
	Class A			Class C			Class I
	Year Ended	Period Ended		Year Ended	Period Ended		Year Ended	Period Ended
	September 30,	September 30,		September 30,	September 30,		September 30,	September 30,
	2015	2014 (1)		2015	2014 (1)		2015	2014 (1)
Net asset value, beginning of period	$10.04	$10.00		$10.00	$10.00		$10.06	$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.08)	(0.04)		(0.14)	(0.09)		(0.06)	0.02
Net realized and unrealized gain (loss) on investments	(1.62)	0.08		(1.60)	0.09		(1.63)	0.04
Total from investment operations	(1.70)	0.04		(1.74)	(0.00)		(1.69)	0.06
Paid in capital from redemption fees	0.02	0.00	(3)	0.01	0.00	(3)	0.01	0.00	(3)
Less distributions from:
Net investment income	(0.01)	—		—	—		(0.01)	—
Net realized gains	(0.44)	—		(0.44)	—		(0.44)	—
Total distributions	(0.45)	—		(0.44)	—		(0.45)	—
Net asset value, end of period	$7.91	$10.04		$7.83	$10.00		$7.93	$10.06
Total return (4)	(17.28)%	0.40	% (5)	(17.86)%	0.00	% (5)	(17.21)%	0.60	% (5)
Net assets, at end of period (000s)	$58	$88		$103	$141		$370	$1,895
Ratio of gross expenses to average net assets (6,8)	4.36%	16.81	% (7)	5.11%	17.56	% (7)	4.11%	16.56	% (7)
Ratio of net expenses to average net assets (8)	1.40%	1.40	% (7)	2.15%	2.15	% (7)	1.15%	1.15	% (7)
Ratio of net investment income (loss) to average net assets (8)	(0.90)%	(0.56	)% (7)	(1.60)%	(1.12	)% (7)	(0.65)%	0.19	% (7)
Portfolio Turnover Rate	947%	233	% (5)	947%	233	% (5)	947%	233	% (5)

(1)	The Good Harbor Tactical Core Emerging Markets Fund’s Class A, C and I shares commenced operations on December 20, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	GOOD HARBOR TACTICAL CORE US II FUND
	Class A		Class C		Class I
	Period Ended		Period Ended		Year Ended	Period Ended
	September 30,		September 30,		September 30,	September 30,
	2015 (1)		2015 (1)		2015	2014 (2)
Net asset value, beginning of period	$9.06		$9.06		$9.51	$10.00
Activity from investment operations:
Net investment income (loss) (3)	—		(0.01)		0.01	0.05
Net realized and unrealized gain (loss) on investments	0.07		0.08		(0.34)	(0.54)
Total from investment operations	0.07		0.07		(0.33)	(0.49)
Less distributions from:
Net investment income	—		—		(0.05)	—
Total distributions	—		—		(0.05)	—
Net asset value, end of period	$9.13		$9.13		$9.13	$9.51
Total return (4)	0.77	% (5)	0.77	% (5)	(3.48)%	(4.90	)% (5)
Net assets, at end of period	$9		$9		$113,595	$99
Ratio of gross expenses to average net assets (6,8)	48.96	% (7)	49.71	% (7)	48.71%	60.60	% (7)
Ratio of net expenses to average net assets (8)	1.40	% (7)	2.15	% (7)	1.15%	1.15	% (7)
Ratio of net investment income (loss) to average net assets (8)	0.00	% (7)	(1.24	)% (7)	0.08%	1.38	% (7)
Portfolio Turnover Rate (5)	785%		785%		785%	268%

(1)	The Good Harbor Tactical Core US II Fund Class A and Class C commenced operations on August 31, 2015.

(2)	The Good Harbor Tactical Core US II Fund Class I commenced operations on May 16, 2014.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

GOOD HARBOR FUNDS

NOTES TO FINANCIAL STATEMENTS

September 30, 2015

1.	ORGANIZATION

The Good Harbor Tactical Core US Fund (“Tactical Core US Fund”), formerly known as Good Harbor U.S. Tactical Core Fund, the Good Harbor Tactical Core Developed Markets Fund (“Tactical Core Developed Markets Fund”), formerly known as Good Harbor Tactical Core International Developed Markets Fund, the Good Harbor Tactical Equity Income Fund (“Tactical Equity Income Fund”), the Good Harbor Tactical Core Emerging Markets Fund (“Tactical Core Emerging Markets Fund”), formerly known as Good Harbor Tactical Core International Emerging Markets Fund, and the Good Harbor Tactical Core US II Fund (“Tactical Core US II Fund”) (each a “Fund,” and together the “Funds”) are each a series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized under the laws of the state of Delaware registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company. The investment objective of the Tactical Core US Fund, the Tactical Core Developed Markets Fund, the Tactical Core Emerging Markets Fund, and the Tactical Core US II Fund is total return from capital appreciation and income. The investment objective of the Tactical Equity Income Fund is total return from capital appreciation with an emphasis on income.

The Tactical Core US Fund, Tactical Core Developed Markets Fund, Tactical Equity Income Fund, and Tactical Core Emerging Markets Fund and Tactical Core US II Fund currently offer three classes of shares: Class A, Class I and Class C shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class I and Class C shares are offered at net asset value. Each share class represents an interest in the same assets of the Fund and share classes are identical except for differences in their distribution charges, sales charges, and minimum investment amounts. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. The Tactical Core US Fund Class A shares and Class I shares commenced operations on December 31, 2012 and Class C shares commenced operations on January 4, 2013, the Tactical Core Developed Markets Fund and Tactical Equity Income Fund commenced operations on October 1, 2013 and the Tactical Core Emerging Markets Fund commenced operations on December 20, 2013. The Tactical Core US II Fund Class I commenced operations on May 16, 2014 and Class A and Class C commenced operations on August 31, 2015.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily

GOOD HARBOR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation.

Each Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board of Trustees (“the Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Underlying Funds – A Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Board of Directors of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Futures Contracts – The Funds may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the

GOOD HARBOR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

account of the broker (the Funds’ agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Funds’ basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Funds segregate liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the statement of assets and liabilities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options Transactions – The Funds are subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk. The Funds may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When the Funds write a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option. When the Funds purchase an option, an amount equal to the premium paid by the Funds are recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The Funds utilize various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

GOOD HARBOR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2015 for the Funds’ investments measured at fair value:

GOOD HARBOR TACTICAL CORE US FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
Debt Funds	$206,698,569	$—	$—	$206,698,569
Short - Term Investment	15,647,230	—	—	15,647,230
Total	$222,345,799	$—	$—	$222,345,799
Derivatives
Long Futures Contracts**	$189,908	—	—	$189,908

GOOD HARBOR TACTICAL CORE DEVELOPED MARKETS FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
Debt Funds	$777,454	$—	$—	$777,454
Equity Funds	707,236	—	—	707,236
Short - Term Investment	139,773	—	—	139,773
Total	$1,624,463	$—	$—	$1,624,463

GOOD HARBOR TACTICAL EQUITY INCOME FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stock	$67,925,543	$—	$—	$67,925,543
Equity Funds	2,812,181	—	—	2,812,181
Short - Term Investment	4,404,366	—	—	4,404,366
Total	$75,142,090	$—	$—	$75,142,090

GOOD HARBOR TACTICAL CORE EMERGING MARKETS FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
Debt Funds	$119,374	$—	$—	$119,374
Equity Funds	365,033	—	—	365,033
Short - Term Investment	32,350	—	—	32,350
Total	$516,757	$—	$—	$516,757

GOOD HARBOR TACTICAL CORE US II FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
Debt Funds	$90,647	$—	$—	$90,647
Short - Term Investment	2,404	—	—	2,404
Total	$93,051	$—	$—	$93,051

The Funds did not hold any Level 3 securities during the period. There were no transfers between Level 1 and Level 2 during the current period presented. It is the Funds’ policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolios of Investments for security classifications.

**	Cumulative appreciation (depreciation) of futures contracts is reported in the above table. Only current day variation margin is reported within the Statements of Assets and Liabilities.

GOOD HARBOR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Return of capital distributions received from REIT securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Withholding taxes on foreign dividends have been provided for in accordance with Funds’ understanding of the applicable country’s tax rules and rates.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Futures Contracts – The Funds are subject to equity price risk and interest rate risk in the normal course of pursuing its investment objectives. The Funds may purchase or sell futures contracts to hedge against market risk and to reduce return volatility. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Funds’ agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Funds’ basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Funds segregate liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

As of September 30, 2015, the Tactical Core US Fund held futures subject to interest rate risk in the amount of $189,908. This amount represents the unrealized appreciation on futures held as of September 30, 2015.

The derivative instruments outstanding as of September 30, 2015 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Tactical Core US Fund, Tactical Developed Markets Fund, Tactical Equity Income Fund, and Tactical Emerging Markets Fund.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. A Fund enters into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that a Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

GOOD HARBOR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

The number of option contracts written and the premiums received by the Tactical Equity Income Fund for the year ended September 30, 2015, were as follows:

	Written Call Options
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	(3,415)	$(575,222)
Options written	(3,124)	(621,286)
Options closed	1,462	254,005
Options exercised	4,095	730,481
Options expired	982	212,022
Options outstanding, end of period	—	$—

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The following is a summary of the location of derivative investments on the Tactical Core US Fund’s Statement of Assets and Liabilities as of September 30, 2015:

		Asset Derivatives		Liability Derivatives
	Contract Type/Primary
Fund	Risk Exposure	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Tactical Core US Fund	Interest Rate Contracts			Variation margin - Due to Broker	$21,185

The following is a summary of the location of derivative investments on the Tactical Core US Fund’s Statement of Operations as of September 30, 2015:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate Contracts	Net realized gain (loss) on futures contracts;
Net change in unrealized appreciation (depreciation) on futures contracts

The following is a summary of the Funds’ realized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2015:

Realized gain/(loss) on derivatives recognized in the Statements of Operations

			Total for the
			year ended September
Derivative Investment Type	Equity Risk	Interest Rate Risk	30, 2015
Tactical Core US Fund
Futures	$(16,178,935)	$(1,766,741)	$(17,945,676)
Tactical Core Developed Markets Fund
Futures	$(226,233)	$1,867	$(224,366)
Tactical Core Equity Income Fund
Options Written	$4,499,476	$—	$4,499,476
Tactical Core Emerging Markets Fund
Futures	$(42,119)	$6,097	$(36,022)

GOOD HARBOR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations

			Total for the
			year ended
Derivative Investment Type	Equity Risk	Interest Rate Risk	September 30, 2015
Tactical Core US Fund
Futures	$15,052,287	$190,723	$15,243,010
Tactical Core Developed Markets Fund
Futures	$(85)	$147	$62
Tactical Core Equity Income Fund
Options Written	$(309,224)	$—	$(309,224)
Tactical Core Emerging Markets Fund
Futures	$(55)	$149	$94

Offsetting of Financial Assets and Derivative Assets

The Tactical Core US Fund’s policy is to recognize a net asset or liability equal to the net variation margin for futures contracts. During the year ended September 30, 2015, the Tactical Core US Fund and Tactical Equity Income Funds were not subject to any master netting arrangements. The following tables show additional information regarding the offsetting of assets and liabilities at September 30, 2015 for the Tactical Core US Fund and Tactical Equity Income Fund.

Tactical Core US Fund

Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
Net Amounts of
		Gross Amounts	Liabilities
		Offset in the	Presented in the
	Gross Amounts	Statement of	Statement of
	of Recognized	Assets &	Assets &	Financial	Cash Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged *	Net Amount
Futures Contracts	$21,185	$—	$21,185	$—	$(21,185)	$—
Total	$21,185	$—	$21,185	$—	$(21,185)	$—

*	Collateral pledged is limited to the net outstanding amount due to/from one individual counterparty. The actual collateral amounts pledged may exceed these amounts and fluctuate in value.

Distributions to Shareholders – The following table summarizes each Fund’s Investment Income and Capital Gain declaration policy:

Fund	Income Dividends	Capital Gains
Tactical Core US Fund	Annually	Annually
Tactical Core Developed Markets Fund	Annually	Annually
Tactical Equity Income Fund	Monthly	Annually
Tactical Core Emerging Markets Fund	Annually	Annually
Tactical Core US II Fund	Annually	Annually

Each Fund records dividends and distributions to its shareholders on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment;

GOOD HARBOR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Fund.

Federal Income Tax – Each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities on the Funds’ tax returns for open tax years (2013 and 2014 for the Tactical Core US Fund and 2014 for the Tactical Core Developed Markets Fund, Tactical Equity Income Fund, Tactical Core Emerging Markets Fund, and Tactical Core US II Fund), or expected to be taken on the Funds’ 2015 tax returns. Each Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where each Fund makes significant investments; however each Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Good Harbor Financial, LLC (the “Advisor”), serves as investment advisor to the Funds. Subject to the authority of the Board of Trustees, the Advisor is responsible for the management of each Fund’s investment portfolio.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, each Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Funds’ average daily net assets. During the year ended September 30, 2015, the Advisor earned the following fees:

Fund	Advisory Fee
Tactical Core US Fund	$4,746,130
Tactical Core Developed Markets Fund	41,305
Tactical Equity Income Fund	1,724,391
Tactical Core Emerging Markets Fund	13,329
Tactical Core US II Fund	996

Pursuant to a written agreement (the “Waiver Agreement”), the Advisor has agreed, at least until January 31, 2017 for the Funds, to waive a portion of its advisory fee and to reimburse each Fund for other expenses to the extent necessary so that the total expenses incurred by each Fund (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) do not exceed 1.40%, 2.15% and 1.15% of the daily average net assets attributable to the Funds’ Class A, Class C and Class I shares, respectively. During the year ended September 30, 2015, the Advisor waived fees and reimbursed expenses in the amounts of:

GOOD HARBOR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

Fees waived/reimbursed by
Fund	the Advisor
Tactical Core US Fund	$13,584
Tactical Core Developed Markets Fund	35,648
Tactical Equity Income Fund	29,827
Tactical Core Emerging Markets Fund	38,417
Tactical Core US II Fund	40,869

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Funds’ operating expenses attributable to Class A, Class C and Class I shares are subsequently less than 1.40%, 2.15% and 1.15% of average daily net assets, the Advisor shall be entitled to reimbursement by each Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Funds’ expenses to exceed 1.40%, 2.15% and 1.15% of average daily net assets for Class A, Class C and Class I shares, respectively. If Fund operating expenses attributable to Class A, Class C and Class I shares subsequently exceed 1.40%, 2.15% and 1.15% per annum of the Funds’ average daily net assets, respectively, the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The table below contains the amounts of fee waivers and expense reimbursements subject to recapture by the Adviser through September 30 of the year indicated.

Fund	2016	2017	2018
Tactical Core US Fund	$—	$—	$13,584
Tactical Core Developed Markets Fund	—	138,355	35,648
Tactical Equity Income Fund	—	160,146	29,827
Tactical Core Emerging Markets Fund	—	114,442	38,417
Tactical Core US II Fund	—	22,404	40,869

The Trust, with respect to each Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for each of the Class A and Class C shares (“Plans”). The Plans provide that a monthly service fee is calculated at an annual rate of 0.25% and 1.00% of its average daily net assets attributable to each Fund’s Class A and Class C shares, respectively. Pursuant to the Plans, each Fund may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plans further provide for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. Pursuant to the Plans, the table below shows the fees incurred during the year ended September 30, 2015:

Fund	Distribution (12b-1) fee
Tactical Core US Fund
Class A	$276,965
Class C	1,528,246
Tactical Core Developed Markets Fund
Class A	2,054
Class C	11,110
Tactical Equity Income Fund
Class A	119,980
Class C	374,273
Tactical Core Emerging Markets Fund
Class A	212
Class C	1,246

GOOD HARBOR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

Northern Lights Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A, Class C, and Class I shares. The table below shows the amount the Distributor received in underwriting commissions and the amount that was retained by the principal underwriter during the year ended September 30, 2015.

	Underwriting	Amount
Fund	Commissions	Retained
Tactical Core US Fund
Class A	$12,659	$220
Class C	111,362	—
Tactical Core Developed Markets Fund
Class C	1,604	—
Tactical Equity Income Fund
Class A	7,073	—
Class C	40,730	—
Tactical Core Emerging Markets Fund
Class A	31	—
Class C	339	—

Class C shares of the Tactical Core US Fund, Tactical Core Developed Markets Fund, Tactical Equity Income Fund and Tactical Core Emerging Markets Fund are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) of the purchase price on shares redeemed during the first twelve months after their purchase. The table below shows the amount of CDSC paid by shareholders of the Funds during the year ended September 30, 2015.

Fund	CDSC Paid
Tactical Core US Fund	$110,547
Tactical Core Developed Markets Fund	1,604
Tactical Core Equity Income Fund	36,918
Tactical Core Emerging Markets Fund	339

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC. (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to an administrative servicing agreement with GFS, each Fund pays GFS customary fees based on aggregate net assets of the Funds as described in the servicing agreement, except the Good Harbor Core US II Fund, for providing administration, fund accounting, and transfer agency services to the Funds. In accordance with this agreement, GFS pays for all other operating expenses for the Funds, except for the Core US II Fund, including but not limited to legal fees, audit fees, compliance services and custody fees. As of September 30, 2015, the amounts owed to GFS were $18,562, $25, $19,179, $10, and $466 for the Tactical Core US Fund, Tactical Core Developed Markets Fund, Tactical Core Equity Income Fund, Tactical Core Emerging Markets Fund, and Tactical Core US II Fund, respectively. Certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from GFS under the administrative servicing agreement.

GOOD HARBOR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

BluGiant, LLC (“BluGiant”) - BluGiant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from GFS under the administrative servicing agreement.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the year ended September 30, 2015 were as followed:

Fund	Purchases	Sales
Tactical US Core Fund	$2,677,048,192	$3,145,483,317
Tactical Core Developed Markets Fund	21,905,615	32,165,911
Tactical Equity Income Fund	181,802,195	240,152,189
Tactical Core Emerging Markets Fund	10,567,839	11,826,603
Tactical Core US II Fund	657,624	648,463

5.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to each Fund. For the year ended September 30, 2015 the redemption fees are as follows:

Fund	Redemption Fee
Tactical Core US Fund
Class A	$16,763
Class C	25,544
Class I	27,563
Tactical Core Developed Markets Fund
Class A	75
Class C	48
Class I	193
Tactical Equity Income Fund
Class A	6,686
Class C	5,170
Class I	11,743
Tactical Core Emerging Markets Fund
Class A	160
Class C	169
Class I	960

6.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Tactical Core US Fund, Tactical Core Developed Markets Fund, Tactical Core Emerging Markets Funds, and Tactical Core US II Fund currently seek to achieve their investment objectives by investing a portion of their assets in iShares ETFs. The Tactical Core US Fund and Tactical Core US II Fund invests in iShares 1-3 Year Treasury Bond ETF and the Tactical Core Developed Markets Fund and Tactical Core Emerging Markets Fund invests in iShare 3-7 Year Treasury Bond ETF, (the “Security”). The Funds may redeem their investments from the Securities at any time if the Advisor determines that it is in the best interest of the Funds and its shareholders to do so.

The performance of the Funds may be directly affected by the performance of the Securities. The annual report of the Security, along with the report of the independent registered public accounting firm is included in the Securities

GOOD HARBOR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

N-CSR’s available at “www.sec.gov”. As of September 30, 2015, the percentage of the Tactical Core US Fund and Tactical Core US II Fund’s net assets invested in the iShares 1-3 Year Treasury Bond ETF was 92.4% and 67.1%, respectively, the percentage of the Tactical Core Developed Markets Fund and Tactical Core Emerging Markets Fund’s net assets invested in the iShares 3-7 Year Treasury Bond ETF was 27.2%, 39.9%, respectively.

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2015 the following held in excess of 25% of the voting securities of the Funds listed, for the sole benefit of customers and may be deemed to control the applicable Fund.

		Percentage of Voting Securities
Fund	Shareholder	as of September 30, 2015
Tactical Core US Fund	First Clearing, LLC	38.2%
Tactical Core Developed Markets Fund	LPL Financial	55.8%
Tactical Emerging Markets Fund	LPL Financial	46.9%
Tactical US II Fund	Ingersoll Cedar, LLC	100.0%

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2015 and September 30, 2014 was as follows:

For the year ended September 30, 2015:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Good Harbor Tactical Core U.S. Fund	$—	$161,810	$6,416	$168,226
Good Harbor Tactical Core Developed Markets Fund	184,426	—	—	184,426
Good Harbor Tactical Equity Income Fund	2,235,541	—	546,160	2,781,701
Good Harbor Tactical Core Emerging Markets Fund	37,685	—	—	37,685
Good Harbor Tactical Core US II Fund	521	—	—	521

For the period ended September 30, 2014:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Good Harbor Tactical Core U.S. Fund	$5,720,523	$8,536,503	$—	$14,257,026
Good Harbor Tactical Core Developed Markets Fund	—	—	—	—
Good Harbor Tactical Equity Income Fund	2,404,824	—	—	2,404,824
Good Harbor Tactical Core Emerging Markets Fund	—	—	—	—
Good Harbor Tactical Core US II Fund	—	—	—	—

As of September 30, 2015, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Good Harbor Tactical Core U.S. Fund	$—	$—	$(40,436,279)	$(212,020,932)	$—	$187,201	$(252,270,010)
Good Harbor Tactical Core Developed Markets Fund	—	—	(510,654)	(1,284,925)	—	(151,046)	(1,946,625)
Good Harbor Tactical Equity Income Fund	—	—	(33,484,828)	(14,974,678)	—	(8,139,114)	(56,598,620)
Good Harbor Tactical Core Emerging Markets Fund	—	—	(267,549)	(100,318)	—	(22,294)	(390,161)
Good Harbor Tactical Core US II Fund	113	—	(6,063)	(3,961)	—	1,019	(8,892)

GOOD HARBOR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

The difference between book basis and tax basis unrealized appreciation/depreciation, accumulated net investment income/loss and accumulated net realized gain (loss) from investments are primarily attributable to the tax deferral of losses on wash sales, return of capital distributions from corporations and the mark-to-market treatment of futures contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such late year losses as follows.

Late Year
Losses
Good Harbor Tactical Core U.S. Fund	$2,427,235
Good Harbor Tactical Core Developed Markets Fund	19,040
Good Harbor Tactical Equity Income Fund	—
Good Harbor Tactical Core Emerging Markets Fund	4,328
Good Harbor Tactical Core US II Fund	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Good Harbor Tactical Core U.S. Fund	$38,009,044
Good Harbor Tactical Core Developed Markets Fund	491,614
Good Harbor Tactical Equity Income Fund	33,484,828
Good Harbor Tactical Core Emerging Markets Fund	263,221
Good Harbor Tactical Core US II Fund	6,063

At September 30, 2015, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
	Short-Term	Long-Term	Total
Good Harbor Tactical Core U.S. Fund	$149,073,441	$62,947,491	$212,020,932
Good Harbor Tactical Core Developed Markets Fund	1,204,745	80,180	1,284,925
Good Harbor Tactical Equity Income Fund	14,876,606	98,072	14,974,678
Good Harbor Tactical Core Emerging Markets Fund	100,318	—	100,318
Good Harbor Tactical Core US II Fund	3,961	—	3,961

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), return of capital distributions from corporations, non-deductible expenses, the reclass of net operating losses, ordinary income and capital gains distributions, resulted in reclassifications for the following Funds for the year ended September 30, 2015 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
	Capital	Income (Loss)	Gains (Loss)
Good Harbor Tactical Core U.S. Fund	$(1,861,218)	$1,692,992	$168,226
Good Harbor Tactical Core Developed Markets Fund	—	—	—
Good Harbor Tactical Equity Income Fund	—	(213,296)	213,296
Good Harbor Tactical Core Emerging Markets Fund	(5,711)	5,703	8
Good Harbor Tactical Core US II Fund	(30)	30	—

GOOD HARBOR FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

9.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Good Harbor Tactical Core US Fund, Good Harbor Tactical Core Developed Markets Fund, Good Harbor Tactical Equity Income Fund, Good Harbor Tactical Core Emerging Markets Fund, and Good Harbor Tactical Core US II Fund and Board of Trustees of Northern Lights Fund Trust III

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Good Harbor Tactical Core US Fund, Good Harbor Tactical Core Developed Markets Fund, Good Harbor Tactical Equity Income Fund, Good Harbor Tactical Core Emerging Markets Fund, and Good Harbor Tactical Core US II Fund (the “Funds”) as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the three periods in the period then ended for Good Harbor Tactical Core US Fund, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended for Good Harbor Tactical Core Developed Markets Fund, Good Harbor Tactical Equity Income Fund, Good Harbor Tactical Core Emerging Markets Fund, and Good Harbor Tactical Core US II Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Good Harbor Tactical Core US Fund, Good Harbor Tactical Core Developed Markets Fund, Good Harbor Tactical Equity Income Fund, Good Harbor Tactical Core Emerging Markets Fund, and Good Harbor Tactical Core US II Fund as of September 30, 2015, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

November 30, 2015

COHEN FUND AUDIT SERVICES, LTD. | CLEVELAND | MILWAUKEE | 216.649.1700	cohenfund.com

Registered with the Public Company Accounting Oversight Board.

GOOD HARBOR FUNDS

EXPENSE EXAMPLES (Unaudited)

September 30, 2015

As a shareholder of each Good Harbor Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and contingent deferred sales charges (CDSCs); (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Good Harbor Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested for a period of time beginning April 1, 2015 through September 30, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Annualized
Actual	4/1/15	9/30/15	4/1/15 – 9/30/15 *	Expense Ratio
Good Harbor Tactical Core US Fund
Class A	$1,000.00	$961.30	$6.88	1.40%
Class C	$1,000.00	$957.40	$10.87	2.15%
Class I	$1,000.00	$962.60	$5.83	1.15%
Good Harbor Tactical Core Developed
Markets Fund
Class A	$1,000.00	$910.50	$6.71	1.40%
Class C	$1,000.00	$908.00	$10.28	2.15%
Class I	$1,000.00	$911.70	$5.51	1.15%
Good Harbor Tactical Equity Income
Fund
Class A	$1,000.00	$835.60	$6.44	1.40%
Class C	$1,000.00	$833.00	$9.88	2.15%
Class I	$1,000.00	$836.30	$5.29	1.15%
Good Harbor Tactical Core Emerging
Markets Fund
Class A	$1,000.00	$863.50	$6.54	1.40%
Class C	$1,000.00	$859.50	$10.02	2.15%
Class I	$1,000.00	$863.80	$5.37	1.15%
Good Harbor Tactical Core US II Fund
Class A **	$1,000.00	$1,007.70	$1.13	1.40%
Class C**	$1,000.00	$1,007.70	$2.27	2.15%
Class I	$1,000.00	$951.20	$5.62	1.15%

GOOD HARBOR FUNDS

EXPENSE EXAMPLES (Unaudited) (Continued)

September 30, 2015

	Beginning	Ending	Expenses Paid
Hypothetical	Account Value	Account Value	During Period	Annualized
(5% return before expenses)	4/1/15	9/30/15	4/1/15 – 9/30/15 *	Expense Ratio
Good Harbor Tactical Core US Fund
Class A	$1,000.00	$1,018.05	$7.08	1.40%
Class C	$1,000.00	$1,014.28	$10.87	2.15%
Class I	$1,000.00	$1,019.29	$5.83	1.15%
Good Harbor Tactical Core Developed
Markets Fund
Class A	$1,000.00	$1,018.05	$7.08	1.40%
Class C	$1,000.00	$1,014.28	$10.87	2.15%
Class I	$1,000.00	$1,019.29	$5.83	1.15%
Good Harbor Tactical Equity Income
Fund
Class A	$1,000.00	$1,018.05	$7.08	1.40%
Class C	$1,000.00	$1,014.28	$10.87	2.15%
Class I	$1,000.00	$1,019.29	$5.83	1.15%
Good Harbor Tactical Core Emerging
Markets Fund
Class A	$1,000.00	$1,018.05	$7.08	1.40%
Class C	$1,000.00	$1,014.28	$10.87	2.15%
Class I	$1,000.00	$1,019.29	$5.83	1.15%
Good Harbor Tactical Core US II Fund
Class A	$1,000.00	$1,003.39	$6.28	1.40%
Class C	$1,000.00	$1,002.26	$12.55	2.15%
Class I	$1,000.00	$1,019.30	$5.82	1.15%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (33) divided by the number of days in the fiscal year (365).

GOOD HARBOR FUNDS

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2015

Renewal of Advisory Agreement – Good Harbor Tactical Equity Income Fund and Good Harbor Tactical Core Developed Markets Fund

In connection with a meeting held on August 26-27, 2015, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust III (the “Trust”), made up entirely of Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised, discussed the renewal of the investment advisory agreements (the “Advisory Agreement”) between Good Harbor Financial, LLC (“GHF”) and the Trust, with respect to the Good Harbor Tactical Equity Income Fund (“Good Harbor EI”) and Good Harbor Tactical Core Developed Markets Fund (“Good Harbor DM”, and, together, the “Funds”). In considering the renewal of the Advisory Agreements, the Trustees received materials specifically relating to GHF, the Funds and the Advisory Agreements.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreements.

Nature, Extent & Quality of Service. The Board noted that GHF is an investment adviser established in 2003 that is a wholly owned subsidiary of Cedar Capital, LLC and provides investment management services specializing in alternative investment solutions for institutions, private clients, advisers, and several mutual funds. The Board expressed their familiarity with the firm, as GHF currently manages several separate series of the Trust. The Board reviewed the credentials of the individuals responsible for the management of the Funds, noting that they exhibit very strong financial industry experience and educational backgrounds. The Board reviewed GHF’s investment approach, noting that it utilizes a disciplined, model driven investment strategy that can be tested to quantify and validate the models and can be utilized in both up and down markets. The Board observed that the firm’s assets under management had decreased significantly over the past year, but expressed their satisfaction that GHF continued to employ quality professionals and appeared adequately funded. The Board noted that GHF had no material compliance or litigation issues during the past three years and further noted certain corrective actions which had been taken in response to findings during a regulatory exam in 2012. As such, the Board agreed that GHF has and should continue to provide high quality service to the Funds for the benefit of their shareholders.

Performance.

Good Harbor EI – The Board reviewed the performance of the Fund and noted that the Fund significantly underperformed the peer group and World Stock Morningstar category averages, as well as its benchmark (the S&P 500), for each of the one year and since inception periods. The Board noted that the Fund’s exposure to commodities, energy, and REITs had driven its recent underperformance and noted that all income to its shareholders have been primarily a return of principal, rather than an income dividend. The Board also noted that market volatility had also played a large role in the Fund’s underperformance. The Board agreed that the Fund’s strategy was not performing as expected and not meeting the Board’s expectations. However, the Trustees also observed that in response to the underperformance, GHF had made adjustments to the adviser’s model and the adviser believed it was in an improved position to be successful. The Board agreed that such adjustments may improve results, but that it would continue to closely monitor the Fund’s performance.

Good Harbor DM - The Board reviewed the performance of the Fund and noted that the Fund underperformed the peer group and Tactical Allocation Morningstar category averages, as well as its benchmark (the MSCI EAFE Index), for each of the one year and since inception periods. The Board noted that the underperformance was due to fiscal and monetary issues over 2014 in foreign developed markets and that, unlike the Fund, most funds in the Morningstar category had US exposure and benefited from the US equity rally. The Board further noted that year-to-date through June 30, 2015, the Fund’s performance had been strong, as it outperformed its benchmark during that time. The Board concluded that, while the Fund’s initial performance was below its expectations, the Fund’s recent results showed that GHF’s strategy for the Fund has the potential to provide strong performance in the future for the Fund and its shareholders.

GOOD HARBOR FUNDS

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2015

Fees & Expenses.

Good Harbor EI - The Board noted that GHF charged the Fund a 1.00% advisory fee, which was higher than the average of the adviser selected peer group and the Fund’s Morningstar category, but within the range of both. The Board observed that the Fund’s annual expense ratio of 1.17% was lower than the peer group and Morningstar category averages. The Board noted that the funds in the peer group were significantly larger than the Fund and had the benefit of economies of scale which impacted their annual expense ratios. Given these observations, the Board concluded that the advisory fee was not unreasonable.

Good Harbor DM - The Board noted that GHF charged the Fund a 1.00% advisory fee, which was the second highest of the adviser peer group and higher than the Morningstar category average, but within the range of both. The Board observed that the Fund’s annual expense ratio of 1.66% was higher than the peer group but lower than Morningstar category averages. The Board noted that the adviser waived its entire advisory fee during the prior year and that the peer group funds were significantly larger than the Fund and had the benefit of economies of scale which impacted their annual expense rating. Given these observations, the Board concluded that the advisory fee was not unreasonable.

Economies of Scale. The Board discussed the size of the Funds and their prospects for growth, concluding that they had not yet achieved meaningful economies justifying breakpoints. However, a representative of GHF agreed that, as the Funds grow and GHF achieve economies of scale, it would be willing to discuss the implementation of breakpoints. The Board agreed to monitor and address the issue at the appropriate time.

Profitability. The Trustees reviewed the profitability analysis in connection with GHF’s advisory relationship with each Fund, noting that GHF is not currently earning a profit from the relationship with Good Harbor DM and is earning a reasonable profit in terms of both a percentage of revenue and actual dollars from Good Harbor EI. The Trustees concluded the level of profit realized by GHF in connection with its relationship with each Fund was not excessive.

Conclusion. Having requested and received such information from GHF as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreements and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structures were reasonable and that renewal of the Advisory Agreements was in the best interests of the Trust and the shareholders of Good Harbor EI and Good Harbor DM.

GOOD HARBOR FUNDS

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2015

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008).	34	Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (since December 2007 to February 2014); Lifetime Achievement Fund, Inc. (February 2012 to April 2012).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since 2007).	34	None
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	155	Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012- 2015); Former member of the AICPA Auditing Standards Board, AICPA ( 2008- 2011).	155	Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc. (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Retired (since 2014); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (1976- 2014).	34	PS Technology, Inc. (2010-2013).

*	The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130

**	The “Fund Complex” includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II and Northern Lights Variable Trust.

9/30/15-NLFT III-V2

GOOD HARBOR FUNDS

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2015

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	President	May 2015, indefinite	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).
Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	February 2013, indefinite	Vice President, Gemini Fund Services, LLC (2015 to present), Assistant Vice President, Gemini Fund Services, LLC (April 2012 to December 2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 – 2012).
Eric Kane 80 Arkay Drive Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (2014 to present), Staff Attorney, Gemini Fund Services, LLC (March, 2013 to July 2014), Law Clerk, Gemini Fund Services, LLC (October, 2009 to March, 2013), Legal Intern, NASDAQ OMX (January 2011 to September 2011).
William Kimme 17605 Wright Street Omaha, NE 68130 1962	Chief Compliance Officer	February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (August, 2009-September 2011).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-270-2848.

9/30/15-NLFT III-V2

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■      Social Security number and income

■      assets, account transfers and transaction history

■      investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■     open an account or give us contact information

■     provide account information or give us your income information

■     make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes—information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-270-2848 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file other complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available, or will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-270-2848.

INVESTMENT ADVISOR
Good Harbor Financial, LLC
155 N. Wacker Drive, Suite 1850
Chicago, IL 60606

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2015
Good Harbor Tactical Core U.S. Fund - $13,000
Good Harbor Tactical Core Developed Markets Fund - $13,000
Good Harbor Tactical Equity Income Fund - $13,000
Good Harbor Tactical Core Developed Markets Fund - $14,500
Good Harbor Tactical Core U.S. II Fund - $13,000

2014

Good Harbor Tactical Core U.S. Fund - $13,000

Good Harbor Tactical Core Developed Markets Fund - $13,000
Good Harbor Tactical Equity Income Fund - $13,000
Good Harbor Tactical Core Developed Markets Fund - $13,000
Good Harbor Tactical Core U.S. II Fund - $13,000

(b)	Audit-Related Fees
2015 – None

2014 – None

(c)	Tax Fees

2015

Good Harbor Tactical Core U.S. Fund - $2,500

Good Harbor Tactical Core Developed Markets Fund - $2,500
Good Harbor Tactical Equity Income Fund - $2,500
Good Harbor Tactical Core Developed Markets Fund - $2,500
Good Harbor Tactical Core U.S. II Fund - $2,500

2014

Good Harbor Tactical Core U.S. Fund - $2,500

Good Harbor Tactical Core Developed Markets Fund - $2,500
Good Harbor Tactical Equity Income Fund - $2,500
Good Harbor Tactical Core Developed Markets Fund - $2,500
Good Harbor Tactical Core U.S. II Fund - $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 - None

2014 – None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2015	2014
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $2,500

2014 - $2,500

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

*/s/ James P. Ash

James P. Ash, Principal Executive Officer/President

Date 12/4/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*/s/ James P. Ash

James P. Ash, Principal Executive Officer/President

Date 12/4/15

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 12/4/15